UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): April 27, 2005
                                                  (April 27, 2005)
                                                  ----------------

                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                0-51251                 20-1538254
        --------                -------                 ----------
    (State or Other          (Commission File        (I.R.S. Employer
     Jurisdiction of             Number)              Identification
     Incorporation)                                      Number)

                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------
                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

Item 2.02.    Results of Operations and Financial Condition.

              On April 27, 2005, LifePoint Hospitals, Inc. (the "Company") issued a press release with respect to results for its first quarter ended March 31, 2005. See the press release attached as Exhibit 99.1.

Item 7.01.    Regulation FD Disclosure.

              The attached unaudited consolidated financial data and statistics of Province Healthcare Company ("Province") set forth in Exhibit 99 hereto, are being provided to supplement the information that will be discussed on the LifePoint Hospitals, Inc. ("LifePoint") conference call scheduled for April 28, 2005. Information relating to Province for the three months ended March 31, 2005, has not been and is not required to be filed by Province with the SEC because on April 15, 2005, Province filed with the SEC a Form 15-12B, which suspended Province's duty to file such information. The information included in Exhibit 99 was not reviewed by Province senior management in place prior to our business combination. The information being furnished resulted from an analysis of Province's information technology systems and management reporting systems analysis. We do not believe that this information is materially incorrect, but this information has not been through the same process that we have in place for our existing facilities or for the release of our financial results generally.

Item 9.01.    Financial Statements and Exhibits.

              (a) Financial statements of businesses acquired.

                           None required

              (b) Pro forma financial information.

                           None required

              (c) Exhibits.

                       99.1 Copy of press release issued by the Company on April
                            27, 2005.

                       99.2 Unaudited consolidated financial data and statistics
                            of Province Healthcare Company for the three months ended March 31, 2004 and 2005.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFEPOINT HOSPITALS, INC.


                                            By:   /s/Michael J. Culotta
                                                  ---------------------
                                                     Michael J. Culotta
                                                     Chief Financial Officer



Date:    April 27, 2005

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

99.1     Copy of press release issued by the Company on April 27, 2005.
99.2 Unaudited consolidated financial data and statistics of Province Healthcare Company for the three months ended March 31, 2004 and 2005.